intangible assets and goodwill	6 Months Ended
Jun. 30, 2025
intangible assets and goodwill
intangible assets and goodwill

18intangible assets and goodwill

(a)Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer
		contracts, related		Access to						Total
		customer		rights-of-way,				Total		intangible
		relationships and		crowdsource	Assets under		Spectrum	intangible		assets and
($ in millions except footnote amounts)	Note	subscriber base	Software	assets and other	construction	Total	licences	assets	Goodwill [1]	goodwill
AT COST
Balance as at January 1, 2025		$5,742	$8,649	$622	$474	$15,487	$13,206	$28,693	$10,923	$39,616
Additions		10	51	4	384	449	—	449	—	449
Additions arising from business acquisitions	(b)	244	101	3	—	348	—	348	439	787
Assets under construction put into service		—	356	—	(356)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	(26)	(218)	(20)	—	(264)	9	(255)	—	(255)
Net foreign exchange differences		(36)	(4)	—	—	(40)	—	(40)	(58)	(98)
Balance as at June 30, 2025		$5,934	$8,935	$609	$502	$15,980	$13,215	$29,195	$11,304	$40,499
ACCUMULATED AMORTIZATION
Balance as at January 1, 2025		$2,043	$5,770	$287	$—	$8,100	$—	$8,100	$364	$8,464
Amortization		235	532	36	—	803	—	803	—	803
Impairment		—	—	—	—	—	—	—	500	500
Dispositions, retirements and other		11	(229)	(18)	—	(236)	—	(236)	—	(236)
Net foreign exchange differences		7	(2)	—	—	5	—	5	—	5
Balance as at June 30, 2025		$2,296	$6,071	$305	$—	$8,672	$—	$8,672	$864	$9,536
NET BOOK VALUE
Balance as at December 31, 2024		$3,699	$2,879	$335	$474	$7,387	$13,206	$20,593	$10,559	$31,152
Balance as at June 30, 2025		$3,638	$2,864	$304	$502	$7,308	$13,215	$20,523	$10,440	$30,963

1	Accumulated amortization of goodwill of $364 million is amortization recorded before 2002 and an impairment recorded in the current year, as set out in footnote 2 following.
2

As at June 30, 2025, relevant events and circumstances were not consistent with those existing at the time of the December 2024 annual test and were such that it was considered appropriate to test the carrying value of the TELUS digital experience cash-generating unit goodwill. During the six - month period ended June 30, 2025, the TELUS digital experience cash-generating unit’s competitive industry continued to experience prolonged macroeconomic pressures affecting the level and timing of customer demand, with commensurate impacts on our key future growth and operating metric assumptions and estimates; the June 30, 2025, test, using an estimated recoverable amount of approximately $4.5 billion, resulted in a $0.5 billion goodwill impairment. Such recoverable amount was determined based on a fair value less costs of disposal method (such method categorized as a Level 3 fair value measure) and used a discount rate of 10.1% (December 31, 2024 – 9.8%), a perpetual growth rate of 2.5% (December 31, 2024 – 3.0%) and cash flow projections through the end of 2029 (December 31, 2024 – 2029). We validated the results of the recoverable amount through a market-comparable approach and an analytical review of industry facts and facts that are specific to us.

The fair value less costs of disposal method uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections; associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; and the future weighted average cost of capital. Had growth projections declined in the projection period by more than trivial amounts, or if the discount rate increased by more than a trivial amount, the June 30, 2025, estimate of the recoverable amount of the TELUS digital experience cash-generating unit would be less; we believe that any reasonably possible change in other key assumptions on which our calculation of the recoverable amount of the TELUS digital experience cash-generating unit is based would not cause its carrying value to further exceed its recoverable amount. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of the TELUS digital experience cash-generating unit’s goodwill.

As at June 30, 2025, our contractual commitments for intangible asset acquisitions totalled $28 million over a period ending December 31, 2026 (December 31, 2024 – $37 million over a period ending December 31, 2026).

(b)Business acquisitions

Workplace Options

On May 1, 2025, we acquired 100% of Workplace Options, a global organization that delivers employee and family assistance programs and well-being services. The investment was made with a view to growing our employee and family assistance programs business and is consolidated within our TELUS Health segment.

The primary factor that contributed to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the business). The amount assigned to goodwill may be deductible for income tax purposes.

Individually immaterial transactions

During the six-month period ended June 30, 2025, we acquired 100% ownership of businesses that were complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are as follows:

		Individually
	Workplace	immaterial
(millions)	Options	transactions [1]	Total
Assets
Current assets
Cash	$4	$—	$4
Accounts receivable [2]	30	8	38
Other	4	—	4
	38	8	46
Non-current assets
Property plant and equipment
Owned assets	9	—	9
Right-of-use lease assets	19	1	20
Intangible assets subject to amortization [3]	319	29	348
Other	1	1	2
	348	31	379
Total identifiable assets acquired	386	39	425
Liabilities
Current liabilities
Accounts payable and accrued liabilities	45	14	59
Income and other taxes payable	1	—	1
Advance billings and customer deposits	23	—	23
Current maturities of long-term debt	96	21	117
	165	35	200
Non-current liabilities
Long-term debt	19	1	20
Deferred income taxes	96	5	101
	115	6	121
Total liabilities assumed	280	41	321
Net identifiable assets acquired	106	(2)	104
Goodwill	362	77	439
Net assets acquired	$468	$75	$543
Acquisition effected by way of:
Cash consideration [3]	$453	$12	$465
Accounts payable and accrued liabilities	—	1	1
Provisions	15	42	57
Re-measured pre-acquisition interest at acquisition-date fair value [4]	—	11	11
Pre-existing relationship effectively settled	—	9	9
	$468	$75	$543

1	The purchase price allocation, primarily in respect of customer contracts, related customer relationships and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.
2	Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 10-15 years, and other intangible assets are expected to be amortized over a period of 5-15 years.
3	In respect of the Workplace Options acquisition, cash consideration effectively includes proceeds of $280 (US$200) arising from the issuance of preferred shares to a synergistic private equity investor (see Note 26(e)).
4	Re-measurement of previously held interest in associate did not result in the recognition of an acquisition-date gain.

Pro forma disclosures

The following pro forma supplemental information represents certain results of operations as if the business acquisitions noted above had been completed at the beginning of the 2025 fiscal year.

	Three months		Six months
	As		As
Periods ended June 30, 2025 (millions except per share amounts)	reported [1]	Pro forma [2]	reported [1]	Pro forma [2]
Operating revenues and other income	$5,082	$5,104	$10,139	$10,223
Net income (loss)	$(245)	$(257)	$56	$8
Net income (loss) per Common Share
Basic	$—	$—	$0.22	$0.18
Diluted	$—	$—	$0.22	$0.18

1	Operating revenues and net income (loss) for the three-month and six-month periods ended June 30, 2025, include $33 and $(10), respectively, in respect of Workplace Options.
2	Pro forma amounts for the three-month and six-month periods ended June 30, 2025, reflect the acquired businesses. The results of the acquired businesses have been included in our Consolidated statements of income and other comprehensive income effective the dates of acquisition.

The pro forma supplemental information is based on estimates and assumptions that are believed to be reasonable. The pro forma supplemental information is not necessarily indicative of our consolidated financial results in future periods or the actual results that would have been realized had the business acquisitions been completed at the beginning of the periods presented. The pro forma supplemental information includes incremental property, plant and equipment depreciation, intangible asset amortization, financing and other charges as a result of the acquisitions, net of the related tax effects.

(c)Business acquisitions – prior period

In 2024, we acquired businesses that were complementary to our existing lines of business. As at December 31, 2024, purchase price allocations had not been finalized. During the six-month period ended June 30, 2025, the preliminary acquisition-date fair values for income and other taxes receivable decreased by $15 million and goodwill increased by $15 million, respectively; as required by IFRS Accounting Standards, comparative amounts have been adjusted so as to reflect the increase (decrease) effective the date of acquisition.